EXHIBIT 10.5
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”), dated as of June 11, 2008, is by and among Lime Energy Co., a Delaware corporation (the “Company”), and Eric DuPont, Stephen Glick, Kyle Marshall, John O’Rourke and James Smith (each an “Investor,” collectively the “Investors”).
RECITALS
          WHEREAS, the Company and the Investors are parties to that certain Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and
          WHEREAS, the closings of the transactions contemplated by the Purchase Agreement are conditioned, among other things, on the execution and delivery of this Agreement;
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Definitions.
As used in this Agreement, the following capitalized terms shall have the following meanings:
“Advice” shall have the meaning set forth in Section 4.2 hereof.
“Affiliate” shall have the meaning set forth in Rule 405 promulgated under the Securities Act.
“Agreement” shall have the meaning set forth in the first paragraph of this Agreement.
“Business Day” means any day other than a Saturday, Sunday or other day on which banks in Chicago, Illinois are authorized or required by law to be closed.
“Common Stock” means the common stock of the Company.
“Company” shall have the meaning set forth in the first paragraph of this Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force.
“FINRA” means the Financial Industry Regulatory Authority.
“Holder” means a holder of Registrable Securities.
“Initial Public Offering” shall mean the sale of securities pursuant to the first Registration Statement of the Company or any Related Issuer filed under the Securities Act to register any class of securities which is declared effective by the SEC or otherwise becomes effective by operation of law.
“Investor” shall have the meaning set forth in the first paragraph of this Agreement.
“Notices” shall have the meaning set forth in Section 9.10 hereof.
“Other Holders” shall have the meaning set forth in Section 3.4 hereof.

“Person” means an individual, a partnership, an association, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department, agency or principal subdivision thereof.
“Piggyback Notice” shall have the meaning set forth in Section 3.1 hereof.
“Piggyback Registration” shall have the meaning set forth in Section 3.1 hereof.
“Piggyback Registration Statement” shall have the meaning set forth in Section 3.1 hereof.
“Prospectus” is the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and material incorporated by reference in such prospectus.
“Registrable Securities” means those shares of Common Stock acquired by the Investors pursuant to the Purchase Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale or transfer of such securities has been declared effective under the Securities Act, (b) such securities shall become saleable pursuant to Rule 144 (or any successor provision) under the Securities Act (and the holder thereof is able to sell, transfer or otherwise convey all of such Registrable Securities within any three-month period without violating any volume restriction thereunder), (c) they shall have ceased to be outstanding or (d) the shares are sold or transferred.
“Registration Expenses” shall have the meaning set forth in Section 6.1 hereof.
“Registration Statement” means any registration statement of the Company filed under the Securities Act which covers any of its securities, including any prospectus constituting a part thereof, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.
“Related Issuer” means (i) the Company’s successors, (ii) the parent of either the Company or its successors, or (iii) the subsidiaries of either the Company or its successors.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, or any successor federal law then in force.
“Shelf Registration Statement” means a “shelf” registration statement of the Company that covers all the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.
2. Registration Under the Securities Act.
          2.1 Right to Registration. The Company shall use its reasonable best efforts to cause to be filed by December 31, 2008 a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Investors and to have such Shelf Registration Statement declared effective by the SEC. The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective until the Investors are eligible to sell any of their Registrable Securities under Rule 144.

          2.2 Restrictions. The Company may postpone for up to three months the filing or the effectiveness of a Shelf Registration Statement if the Company reasonably believes that such Shelf Registration Statement will have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction.
     3. Piggyback Registrations.
          3.1 Right to Piggyback. If the Company proposes to file a Registration Statement in connection with a public offering of any of its securities and the registration form to be used may be used for the registration of Registrable Securities (other than a Registration Statement on Form S-4 or Form S-8, or any comparable successor form or form substituting therefor, or filed in connection with any exchange offer or an offering of securities solely to the Company’s existing equity holders) (a “Piggyback Registration Statement”), whether or not for sale for its own account, then each such time the Company shall give written notice of a proposed offering (a “Piggyback Notice”) to the Holders of its intention to effect such a registration at least twenty (20) days prior to the anticipated filing date of such Piggyback Registration Statement. The Piggyback Notice shall offer the Holders the opportunity to include in such Piggyback Registration Statement such amount of Registrable Securities as they may request (“Piggyback Registration”). The Company will, subject to the limitations set forth in Sections 3.3 and 3.4 of this Agreement, include in such Piggyback Registration Statement (and related qualifications under blue sky laws) and the underwriting, if any, involved therein, all Registrable Securities with respect to which the Company has received a written request for inclusion therein within fifteen (15) days after receipt of the Piggyback Notice (five (5) days if the Company gives telephonic notice to all registered Holders, with written confirmation to follow promptly thereafter). Notwithstanding the above, the Company may determine, at any time, not to proceed with such Piggyback Registration Statement.
          3.2 Underwriting Agreement. To the extent that the Holders request Piggyback Registration of their Registrable Securities, the Holders shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter, if any, selected by the Company for such underwriting.
          3.3 Priority on Primary Registrations. If a Piggyback Registration involves an underwritten offering and the managing underwriter or underwriters of any such proposed public offering advises the Company in writing that, in such managing underwriter’s or underwriters’ opinion, the total number or kind of securities which such holders and any other Persons entitled to be included in such public offering would adversely affect its ability to effect such an offering, then the Company will include in such registration and underwriting, to the extent of the number or kind of securities which the Company is so advised can be sold in (or during the time of) such offering without having such an adverse effect: (a) first, all securities proposed by the Company to be sold for its own account for working capital needs; and (b) second, other securities proposed by the Company to be sold for its own account and the Registrable Securities and other securities requested to be included in the registration pro rata among the Holders and other securities requesting such registration, on the basis of the total number of shares of such securities that each such Holder and other securities otherwise proposed to include in the Piggyback Registration.
          3.4 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than Holders (the “Other Holders”), and the managing underwriter or underwriters advises the Company in writing that in their opinion the number and kind of securities requested to be included in such registration exceeds the number that can be sold in such offering, then the Company will include in such registration: (a) first, the securities requested to be included therein by the Other Holders exercising “demand” registration rights, up to that number which, in the opinion of the managing underwriter or underwriters, can be sold in the offering; and (b) second, the Registrable Securities and other securities requested to be included in such registration up to that number which, in the opinion of the managing underwriter or underwriters, can be sold in such offering, and if all such Registrable Securities and other securities cannot be so included, then pro rata among the Holders and other securities requesting such registration on the basis of the number of shares of Registrable Securities and other securities each holder otherwise sought to have included in the Piggyback Registration.

     4. Registration Procedures.
          4.1 Whenever the Holders have requested that any Registrable Securities be registered for sale pursuant to this Agreement or the Company is otherwise required to register Registrable Securities under this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (subject to the Company’s right to not proceed with a Piggyback Registration Statement in its sole discretion), and pursuant thereto the Company will as expeditiously as commercially reasonably possible:
               (a)  Registration Statement. (i) Prepare and file with the SEC a Registration Statement relating to the applicable registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and shall include all financial statements required by the SEC to be filed therewith; (ii) cooperate and assist in any filings required to be made with FINRA; and (iii) use its commercially reasonable efforts to cause such Registration Statement to become effective; provided, however, that the Company may discontinue any registration of securities to be offered by the Company at any time prior to the effective date of the Piggyback Registration Statement relating thereto.
               (b) Amendments and Supplements. (i) Prepare and file with the SEC such amendments, post-effective amendments, and supplements to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period, and (ii) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act.
               (c)  Notifications. Notify the Holders covered thereby and the managing underwriter or underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing: (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Piggyback Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iv) if at any time the representations and warranties of the Company contemplated by Section 4.1(n)(i) below prove not to be true and correct in all material respects as of the date made; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (vi) of the happening of any event which makes any material statement made in the Registration Statement, the Prospectus, or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus, or any document incorporated therein by reference in order to make the material statements therein not misleading in light of the circumstances under which they were made.
               (d) Stop-Orders and Suspensions. In the event of the issuance of a stop-order or a suspension in the sale of the Registrable Securities, make reasonable efforts to obtain promptly the withdrawal of any order suspending the effectiveness of the Registration Statement or otherwise prohibiting the offer or sale of the Registrable Securities, including those issued by state governmental authorities.
               (e) Distribution Disclosures. If requested by the managing underwriter or underwriters or a Holder if the Registrable Securities are being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and holders of majority of the Registrable Securities being sold reasonably agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters, and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment promptly upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment. The Company may require each of such holders to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.
               (f) Copies of Registration Statement. Furnish to each holder of Registrable Securities which are covered by a Registration Statement pursuant to this Agreement and each managing underwriter, without charge, at least one signed or conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).
               (g) Copies of the Prospectus. Deliver to each holder of Registrable Securities which are covered by a Registration Statement pursuant to this Agreement and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by the Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.
               (h) Blue Sky Laws. Prior to any public offering of the Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions (where an exemption is not available) as such holder or underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any income or sale tax in any such jurisdiction where it is not then so subject.
               (i) Removal of Legends. Cooperate with the holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters.
               (j) Other Governmental Filings. Use commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the holders thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.
               (k) Prospectus Amendments and Supplements. Upon the occurrence of any event contemplated by Section 4.1(c)(v) above, prepare and promptly file a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading under the circumstances in which they were made.
               (l) Securities Exchange Listings. Use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any.
               (m) Delivery of Certificates. Not later than the effective date of the applicable Registration Statement, use its reasonable best efforts to provide a CUSIP number for the Registrable Securities and provide the transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with Depository Trust Company.

               (n) Agreements and Further Actions. Enter into such customary agreements (including an underwriting agreement) and take all such other reasonable actions in connection therewith in order to facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (i) make such representations and warranties to the holders of Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings and covering matters including, without limitation, those set forth in an underwriting agreement; (ii) obtain opinions of counsel to the Company and updates thereof (which opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and not reasonably objected to by the holders of a majority of the Registrable Securities being sold), addressed to each holder selling Registrable Securities and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by a majority of the holders selling such Registrable Securities and the underwriters, if any; (iii) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters by accountants in connection with primary underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to such section; and (v) the Company shall deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriter or underwriters, if any, to evidence compliance with Section 4.1(k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.
               (o) Due Diligence Examination. Make available for inspection by any managing underwriter or underwriters participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such underwriters, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement.
               (p) Earning Statements. Use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provision of Section 11(a) of the Securities Act no later than 45 days after the end of each 12-month period (or 90 days after the end of each 12-month period, if such period is a fiscal year end) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering; or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover each of such 12-month periods.
               (q) Incorporated Documents. Promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the holders of Registrable Securities included in the Registration Statement and to the managing underwriters, if any; and make the Company’s representatives available for discussion of such document, and make such changes in such document (other than exhibits thereto) prior to the filing thereof as counsel for such holders or underwriters may reasonably request.
          4.2 Discontinuation of Distribution by Holders. Each holder of Registrable Securities agrees, by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind that would require a Prospectus amendment or supplement pursuant to Section 4.1(k) hereof, such holders will forthwith discontinue disposition of Registrable Securities until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4.1(k) hereof, or until he is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the effectiveness of the term of this Agreement in Section 8.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.1(c)(vi) hereof to and including the date when such holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 4.1(k) hereof or the Advice.
     5. Lock-Up.
          5.1 Lock-Up Agreements. With respect to any underwritten public offering of securities pursuant to an effective Registration Statement, each holder of Registrable Securities agrees, that he will not, without, the prior written consent of the managing underwriter or underwriters in such underwritten offering (the “Underwriter”), for a period of ninety (90) days from the effective date of the Registration Statement (the “Lock-Up Period”), directly or indirectly, (i) offer, sell (including “short” selling), assign, transfer, encumber, pledge, contract to sell, grant an option to purchase, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Act, or otherwise dispose of any Registrable Securities, or (ii) enter any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Registrable Securities; provided, however, that if (a) during the last seventeen (17) days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (b) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in either case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Underwriter, in writing, such extension.
          5.2 Notice. Each holder of Registrable Securities agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Section 5 during the period from and including the effective date of the Registration Statement through and including the 34th day following the expiration of the 90-day period, the holder will give prior notice thereof to the Company and will not consummate any such transaction or take any such action unless he has received written confirmation from the Company that the Lock-Up Period (as the same may have been extended pursuant to the previous paragraph) has expired.
          5.3 Notwithstanding the foregoing, if the holder of Registrable Securities is an individual, he or she may transfer any Registrable Securities either during his or her lifetime or on death (i) by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family or (ii) by bona fide gift or gifts to a donee or donees; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to the Underwriter pursuant to which each transferee shall agree to receive and hold such Registrable Securities, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, “immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor. In addition, for the avoidance of doubt, nothing in this Section 4 shall restrict the ability of the holder of Registrable Securities to purchase shares of Common Stock on the open market or exercise any option to purchase shares of Common Stock granted under any benefit plan of the Company.
     6. Registration Expenses.
          6.1 Expenses Borne by Company. Except as specifically otherwise provided in Section 6.2 hereof, the Company will be responsible for payment of all reasonable expenses incident to the Company’s performance of or compliance with this Agreement and any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualifications of the Registrable Securities as the managing underwriter or the holders of a majority of the Registrable Securities being sold may designate), fees and expenses associated with filings required to be made with the NASD, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of prospectuses), messenger and delivery expenses, and fees and disbursements of counsel for the Company and for all independent certified public accountants (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance), underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), Securities Act liability insurance if the Company so desires and other Persons retained by the Company in connection with such registration (all such expenses borne by the Company being herein called the “Registration Expenses”).
          6.2 Expenses Borne by Holders. Each holder of Registrable Securities included in such registration will be responsible for payment of brokerage discounts, commissions and other sales expenses incident to the registration of any Registrable Shares registered hereunder. In addition, holders of the Registrable Securities will be responsible for the payment of their own legal fees if they retain legal counsel separate from that of the Company. The holders of the Registrable Securities included in such registration shall be responsible for payment of their out-of-pocket expenses and the out-of-pocket expenses of any agents who manage their account. Holders of Registrable Securities included in such registration also shall be responsible for payment of any underwriting fees associated with the sale of Registrable Securities. Any such expenses which are common to the holders of the Registrable Securities included in the registration shall be divided among such holders pro rata on the basis of the number of shares of Registrable Securities being registered on behalf of such holder, or as such holders may otherwise agree.
     7. Indemnification.
          7.1 Indemnification by Company. In the event of any registration of any Registrable Securities under the Securities Act, the Company hereby agrees to indemnify, to the fullest extent permitted by law, and hold harmless each seller of the Registrable Securities hereby, its officers, directors, employees, partners, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the rules and regulations promulgated thereunder) such holder, and each other Person who participates as an underwriter in the offering or sale of such Registrable Securities, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) in connection with defending against any such losses, claims, damages and liabilities or in connection with any investigation or inquiry, in each case caused by or based on any untrue or alleged untrue statement of material fact contained in any Registration Statement in which such Registrable Securities are registered under the Securities Act, Prospectus or preliminary prospectus contained therein, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such indemnified person for any reasonable legal or any other expenses reasonably incurred by them or any of them in connection with investigating or defending any such claim (or action or proceeding in respect thereof); provided, that the Company shall not be liable in any such case to the extent that (i) same arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such Prospectus or preliminary prospectus, or in any amendment or supplement thereto in reliance on and in conformity with written information furnished to the Company by such holder of Registrable Securities specifically stating that it is for use in the preparation thereof, (ii) such holder or any underwriter or selling agents failed to deliver a copy of the Prospectus or any amendments or supplements thereto to the Person asserting such loss, claim, damage, liability, or expense if the Company had furnished such holder with a reasonably sufficient number of copies of the same, or (iii) such holder has violated the provisions of Section 4.2 hereof. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a holder or any such underwriter and shall survive the transfer of the Registrable Securities by a holder.
          7.2 Indemnification by Investors. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing information concerning such holder that is required by the provisions of applicable law and regulation to be included in a Registration Statement as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, each such holder, jointly and severally, will indemnify the Company, its directors and officers, and each Person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder expressly for use in connection with such Registration Statement; provided, however, that the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such holder, which consent shall not be unreasonably withheld or delayed; and provided, further, that, in no event shall any indemnity under this Section 7.2 exceed the net proceeds from the offering actually received by such holder.
          7.3 Assumption of Defense by Indemnifying Party. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (iii) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claims on behalf of such Person). If such defense is not assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party which is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall pay the reasonable fees and expenses of such additional counsel or counsels. The failure of any indemnified party to provide the notice required by Section 7.3(a) above shall not relieve the indemnifying party under this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.
          7.4 Contribution. If for any reason the indemnification provided for in Sections 7.1 and 7.2 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 7.1 and 7.2, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          7.5 Binding Effect. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.
     8. Participation in Underwritten Registrations.
          8.1 Underwriting Arrangements. No Person may participate in any Piggyback Registration Statement hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under such underwriting arrangements.
          8.2 Agreement To Provide Information. Each holder of Registrable Securities seeking registration of its Registrable Securities pursuant to the terms of this Agreement will furnish promptly to the Company and any managing underwriter such information regarding such holder and the proposed distribution of the Registrable Shares by such holder as they may request and as may be required in connection with any registration, qualification, or compliance referred to in this Agreement. In the event that a holder of Registrable Securities fails or refuses to provide such information for any reason within a reasonable time after a request therefor by the Company or the managing underwriter, if any, the Company will be relieved of obligations to include such Registrable Securities in such registration.
     9. General Provisions.
          9.1 Remedies. All remedies under this Agreement, or by law or otherwise afforded to any party hereto, shall be cumulative and not alternative. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.
          9.2 Term. Except as specifically otherwise provided herein, the provisions of this Agreement shall terminate upon the earliest to occur of the following: (i) no Registrable Securities remain outstanding; or (ii) all of the Registrable Securities may be transferred, sold, or otherwise disposed of in accordance with the provisions of Rule 144 promulgated under the Securities Act (and the holders thereof are able to sell, transfer or otherwise convey all of such Registrable Securities within any three-month period without violating any volume restriction thereunder); provided, however, that the indemnification provisions in Section 7 shall survive the termination of this Agreement.
          9.3 Amendments and Waivers. Except as otherwise specifically provided herein, this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of at least two-thirds of the then outstanding Registrable Securities.
          9.4 Assignment. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit and be enforceable by the parties hereto, and their respective successors and permitted assigns, whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of Registrable Securities also are for the benefit of, and enforceable by, any subsequent holder of such Registrable Securities who consents in writing to be bound by this Agreement so long as, and to the extent that, such securities continue to be Registrable Securities and have not been sold, assigned or otherwise transferred in violation of this Agreement.
          9.5 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
          9.6 Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.
          9.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
          9.8 Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.
          9.9 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          9.10 Notices. All notices, requests, demands or other communications (“Notices”) required to be given pursuant to this Agreement by any party shall be in writing and shall be delivered by (a) certified mail, postage prepaid, return receipt requested, (b) commercial overnight courier service with signature required for delivery, or (c) electronic mail (with confirmation of successful transmission). If the Notice is given by mail or courier service, delivery shall be evidenced by the certified mail return receipt, or the commercial courier’s standard method of confirming delivery. If the Notice is sent by electronic mail, delivery shall be conclusively deemed made the first Business Day following successful transmission. Notices shall be provided to the following addresses (any of which may be changed upon like notice to the other parties to this Agreement):
     If to the Company, to:
c/o Lime Energy Co.
1280 Landmeier Road
Elk Grove Village, Illinois 60007
Attention: Jeffrey Mistarz
Telephone No.: 847.437.1666
Email to
     with a copy (which shall not constitute notice) to:
Reed Smith LLP
10 S. Wacker Dr.
Chicago, Illinois 60606
Attention: Evelyn C. Arkebauer, Esq.
Telephone No.: 312.207.3879
Email to
     If to the Investors to:
Applied Energy Management, Inc.
16810 Kenton Drive, Suite 240
Huntersville, NC 28078
Attention: Eric M. DuPont
Telephone No.: 704.892.4442
Email to

     with a copy to (which will not constitute notice):
Smith, Currie & Hancock LLP
2700 Marquis One Tower
245 Peachtree Center Avenue, N.E.
Atlanta, GA 30303-1277
Attention: James W. Copeland
Telephone No.: 404.582.8042
Email to
          9.11 Delays or Omissions. No failure to exercise or delay in the exercise of any right, power or remedy accruing to a party on any breach or default of another party under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

/s/ Eric M. Dupont ERIC M. DUPONT, individually

/s/ Stephen Glick

STEPHEN GLICK, individually

/s/ Kyle Marshall

KYLE MARSHALL, individually

/s/ John O’Rourke

JOHN O’ROURKE, individually

/s/ James Smith

JAMES SMITH, individually

COMPANY:

LIME ENERGY CO.

By:	/s/ Jeffrey Mistarz

Name:	Jeffrey Mistarz

Signature Page to Registration Rights Agreement